UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2021

 PHYSICIANS REALTY TRUST
(Exact name of registrant as specified in its charter)

Maryland		001-36007	46-2519850
(State of Organization)		(Commission File Number)	(IRS Employer Identification No.)

309 N. Water Street, Suite 500		53202
Milwaukee	Wisconsin
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (414) 367-5600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	DOC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01. Other Events.

On May 7, 2021, Physicians Realty Trust (the “Company”) and its operating partnership, Physicians Realty L.P. (the “operating partnership”), entered into an At Market Issuance Sales Agreement (the “Sales Agreement”) with BMO Capital Markets Corp., Credit Agricole Securities (USA) Inc., KeyBanc Capital Markets Inc. and Raymond James & Associates, Inc. as sales agents for the Company and/or forward sellers and Stifel, Nicolaus & Company, Incorporated as sales agent for the Company (each, an “Agent” and collectively, the “Agents” and, if applicable, when acting in their capacity as agents for the Forward Purchasers, each a “Forward Seller” and collectively, the “Forward Sellers”) and Bank of Montreal, Credit Agricole Corporate and Investment Bank, KeyBanc Capital Markets Inc. and Raymond James & Associates, Inc. (each, a “Forward Purchaser” and collectively, the “Forward Purchasers”) as forward purchasers for the Company, pursuant to which the Company may issue and/or sell, from time to time, its common shares of beneficial interest, $0.01 par value per share (the “Common Shares”), having an aggregate offering price of up to $500,000,000, through the Agents or by the Forward Sellers. The Common Shares were registered pursuant to the Company's Registration Statement on Form S-3ASR (File No. 333-236725), which became automatically effective upon filing with the Securities and Exchange Commission (the “Commission”) on February 27, 2020 (the “Registration Statement”). The Common Shares are being offered pursuant to a prospectus dated February 27, 2020 as supplemented by a prospectus supplement dated May 7, 2021, filed with the Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Act”).

Subject to the terms and conditions of the Sales Agreement, the Agents, whether acting as the Company’s sales agents or as Forward Sellers, will use their commercially reasonable efforts, consistent with their normal trading and sales practices and applicable law and regulations, to sell the Common Shares that may be issued by the Company (if acting as the Company’s sales agents) or borrowed from third parties (if acting as Forward Sellers), in each case on the terms and subject to the conditions of the Sales Agreement. Sales, if any, of the Common Shares made through the Agents, as the Company’s sales agents, or as Forward Sellers pursuant to the Sales Agreement, may be made in “at the market” offerings (as defined in Rule 415 under the Act), by means of ordinary brokers’ transactions on the New York Stock Exchange or sales made to or through market makers at market prices prevailing at the time of sale, and in privately negotiated transactions, which may include block trades, as the Company and any Agent may agree.

The Company or any Agent may at any time suspend an offering of Common Shares pursuant to the terms of the Sales Agreement. The offering of Common Shares pursuant to the Sales Agreement will terminate upon the earlier of (i) the sale of the Common Shares under the Sales Agreement (including Common Shares sold by the Company through the Agents and borrowed Common Shares sold through the Agents, acting as Forward Sellers), having an aggregate gross sales price equal to $500,000,000 and (ii) the termination of such Sales Agreement by the Company, the Agents, including as Forward Sellers, or the Forward Purchasers as permitted therein.

The Company and the operating partnership made certain customary representations, warranties and covenants concerning the Company, the operating partnership and the registration statement in the Sales Agreement and also agreed to indemnify the Agents and Forward Purchasers against certain liabilities, including liabilities under the Act.

The Sales Agreement provides that, in addition to issuance and sale of Common Shares by the Company through the Agents, the Company may enter into forward sale agreements (each, a “Forward Sale Agreement”) with each of the Forward Purchasers in a form attached to the Sales Agreement. In connection with any Forward Sale Agreement, the relevant Forward Seller will, at the Company’s request, use commercially reasonable efforts, consistent with its normal trading and sales practices and applicable law and regulations, to sell a number of borrowed Common Shares equal to the number of Common Shares underlying the particular Forward Sale Agreement. Unless otherwise expressly stated or the context otherwise requires, references herein to the “related” or “relevant” Forward Purchaser means, with respect to any Forward Seller, the affiliate of such Forward Seller that is acting as Forward Purchaser or, if applicable, such Forward Seller acting in its capacity as Forward Purchaser. The Company will not initially receive any proceeds from any sales of Common Shares by a Forward Seller in connection with a Forward Sale Agreement. The Company expects to fully physically settle each Forward Sale Agreement with the relevant Forward Purchaser on one or more dates specified by the Company on or prior to the maturity date of such Forward Sale Agreement, in which case the Company expects to receive aggregate cash proceeds at settlement equal to the number of the Company’s Common Shares underlying such Forward Sale Agreement multiplied by the then-applicable forward sale price per share. Although the Company expects to settle any Forward Sale Agreement by the physical delivery of Common Shares in exchange for cash proceeds, the Forward Sale Agreements will allow the Company to cash or net-share settle all or a portion of its obligations. If the Company elects to cash settle any Forward Sale Agreement, the Company may not receive any proceeds and the Company may owe cash to the relevant Forward Purchaser. If the Company elects to net share settle any Forward Sale Agreement, the Company will not receive any cash proceeds, and the Company may owe Common Shares to the relevant Forward Purchaser.

The Company intends to contribute the net proceeds from any sales of Common Shares through the Agents (as the Company’s sales agents) and the net proceeds, if any, from the settlement of any Forward Sale Agreements to the operating partnership. The operating partnership intends to use the net proceeds contributed by the Company for general corporate purposes, which may include acquisitions of additional properties, the repayment of outstanding indebtedness, capital expenditures, the expansion, redevelopment and/or improvement of properties in the Company’s portfolio, working capital and other general purposes.
The compensation to each Agent will be up to 2% of the gross sales price of the Common Shares sold through it as the Company’s sales agent pursuant to the Sales Agreement. The compensation to each Agent acting as a Forward Seller will be a mutually agreed commission in the form of a reduction to the initial forward price under the related Forward Sale Agreement that will not exceed, but may be lower than, 2% of the volume weighted average of the sales prices of all borrowed Common Shares sold through such Agent, acting as Forward Seller, during the applicable forward hedge selling period for such Common Shares.

The foregoing description of the Sales Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed herewith as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. In connection with the Company’s entry into the Sales Agreement, the Company has terminated the at the market issuance sales agreements, dated November 7, 2019, with each of each of KeyBanc Capital Markets Inc., Credit Agricole Securities (USA) Inc., BMO Capital Markets Corp., Raymond James & Associates, Inc. and Stifel, Nicolaus & Company, Incorporated.

In connection with the filing of the prospectus supplement, the Company is filing as Exhibits 5.1 and 8.1 to this Current Report on Form 8-K opinions of Venable LLP, its Maryland counsel, and Baker & McKenzie LLP, its tax counsel, respectively.

Item 9.01. Financial Statement and Exhibits.

(d)  Exhibits.

1.1
At Market Issuance Sales Agreement, dated May 7, 2021, by and among Physicians Realty Trust and Physicians Realty L.P., on the one hand, and BMO Capital Markets Corp., Credit Agricole Securities (USA) Inc., KeyBanc Capital Markets Inc. and Raymond James & Associates, Inc. as sales agents for the Company and/or forward sellers, Stifel, Nicolaus & Company, Incorporated as sales agent for the Company and Bank of Montreal, Credit Agricole Corporate and Investment Bank, KeyBanc Capital Markets Inc. and Raymond James & Associates, Inc. as forward sellers for the Company, on the other hand

5.1	Opinion of Venable LLP
8.1	Opinion of Baker & McKenzie LP with respect to tax matters
23.1	Consent of Venable LLP (included in Exhibit 5.1 above)
23.2	Consent of Baker & McKenzie LP (included in Exhibit 8.1 above)
99.1	Form of Master Confirmation (included in Exhibit 1.1 above)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 7, 2021		PHYSICIANS REALTY TRUST

		By:	/s/ John T. Thomas
John T. Thomas
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1
At Market Issuance Sales Agreement, dated May 7, 2021, by and among Physicians Realty Trust and Physicians Realty L.P., on the one hand, and BMO Capital Markets Corp., Credit Agricole Securities (USA) Inc., KeyBanc Capital Markets Inc., Raymond James & Associates, Inc. as sales agents for the Company and/or forward sellers, Stifel, Nicolaus & Company, Incorporated as sales agent for the Company and Bank of Montreal, Credit Agricole Corporate and Investment Bank, KeyBanc Capital Markets Inc. and Raymond James & Associates, Inc. as forward sellers for the Company, on the other hand

5.1	Opinion of Venable LLP
8.1	Opinion of Baker & McKenzie LP with respect to tax matters
23.1	Consent of Venable LLP (included in Exhibit 5.1 above)
23.2	Consent of Baker & McKenzie LP (included in Exhibit 8.1 above)
99.1	Form of Master Forward Agreement (included in Exhibit 1.1 above)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)